MERRILL LYNCH
NEW YORK
MUNICIPAL
BOND FUND

Merrill Lynch Multi-State
Municipal Series Trust









FUND LOGO









Annual Report

September 30, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




TO OUR SHAREHOLDERS


The Municipal Market Environment
The tax-exempt bond market continued its relatively strong performance during the three months ended September 30, 1996. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined 20 basis points (0.20%) to end the September quarter at 6.00%. The economic environment has remained little changed in recent months. Economic growth continued to be moderate and inflation well-contained. The US Treasury bond market remained under greater pressure, and bond yields only marginally improved. By September 30, 1996, the yield on the 30-year US Treasury bond fell 4 basis points to 6.92%.

The municipal bond market improved in recent months largely in response to its increasingly strong technical position. The supply of new tax-exempt bond issuance declined during the September quarter. Over the last six months, less than $90 billion in new long-term municipal securities were underwritten, an increase of just 9% versus the comparable period a year earlier. Only $36 billion in tax-exempt securities were issued during the September quarter, a 3% decline as compared to the September 30, 1995 quarter. The recent quarterly issuance in some states, such as Michigan and Massachusetts, declined by as much as 35%.

Currently, the future direction of interest rates remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved fears of rising interest rates for the remainder of 1996. Should economic growth slow further in the coming months, as is expected by the Federal Reserve Board, and inflation remain well-contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields also are likely to decline. Given current levels of expected future supply, the municipal bond market could be expected to perform very well as both retail and institutional investors chase an increasingly scarce commodity.


Fiscal Year in Review
For the 12 months ended September 30, 1996, we managed the Fund with the intention of sustaining an appealing level of tax-exempt income while seeking to achieve an attractive total return. We entered the 12-month period optimistic that interest rates would decline. This opinion was based on the belief that higher interest rates earlier in the year would cause a drag on the economy. To take advantage of this scenario, we extended the Fund's duration and lowered our cash reserve position to a minimal level. This strategy resulted in a total return performance similar to the industry average. From August 1995 to January 1996, the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates 55 basis points. Two rounds of Federal Reserve Board easings in December 1995 and January 1996 made investors complacent. However, the report of stronger-than-expected employment data in March sparked a period of extreme volatility, which still persists. Looking ahead, we expect this volatility to continue, and our portfolio strategy is expected to remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New York
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager


October 31, 1996



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                               12 Month    3 Month
                                               9/30/96   6/30/96    9/30/95    % Change    % Change
Class A Shares*                                 $11.12    $11.02     $11.04      +0.72%     +0.91%
Class B Shares*                                  11.12     11.02      11.04      +0.72      +0.91
Class C Shares*                                  11.12     11.02      11.04      +0.72      +0.91
Class D Shares*                                  11.11     11.01      11.03      +0.73      +0.91
Class A Shares--Total Return*                                                    +6.19(1)   +2.25(2)
Class B Shares--Total Return*                                                    +5.66(3)   +2.12(4)
Class C Shares--Total Return*                                                    +5.55(5)   +2.10(6)
Class D Shares--Total Return*                                                    +6.09(7)   +2.23(8)
Class A Shares--Standardized 30-day Yield         4.74%
Class B Shares--Standardized 30-day Yield         4.43%
Class C Shares--Standardized 30-day Yield         4.32%
Class D Shares--Standardized 30-day Yield         4.65%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.590 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.578 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.142 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                             10/25/88**     9/96

ML New York Municipal Bond Fund++--
Class A Shares*                              $ 9,600        $16,564

Lehman Brothers Municipal Bond
Index++++                                    $10,000        $18,491



Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                             10/25/88**     9/96

ML New York Municipal Bond Fund++--
Class B Shares*                              $10,000        $18,732

Lehman Brothers Municipal Bond
Index++++--                                  $10,000        $21,370
[FN]
   *Assuming maxiumum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return--Class A and Class B Shares


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +6.19%         +1.95%
Five Years Ended 9/30/96                   +6.48          +5.61
Inception (10/25/88)
through 9/30/96                            +7.12          +6.57
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +5.66%         +1.66%
Five Years Ended 9/30/96                   +5.92          +5.92
Ten Years Ended 9/30/96                    +6.48          +6.48
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C and D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                             10/21/94**     9/96

ML New York Municipal Bond Fund++--
Class C Shares*                              $10,000        $11,355

ML New York Municipal Bond Fund++--
Class D Shares*                              $ 9,600        $10,988

Lehman Brothers Municipal Bond
Index++++                                    $10,000        $12,003

[FN]
   *Assuming maxiumum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.

Average Annual Total Return--Class C and Class D Shares


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                         +5.55%         +4.55%
Inception (10/21/94)
through 9/30/96                            +6.75          +6.75
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +6.09%         +1.85%
Inception (10/21/94)
through 9/30/96                            +7.24          +5.02
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
10/25/88--12/31/88      $10.85        $10.76           --                   $0.138           + 0.44%
1989                     10.76         11.00           --                    0.742           + 9.43
1990                     11.00         10.76           --                    0.734           + 4.71
1991                     10.76         11.43           --                    0.728           +13.44
1992                     11.43         11.74         $0.110                  0.727           +10.37
1993                     11.74         12.08          0.241                  0.775           +11.81
1994                     12.08         10.43           --                    0.629           - 8.60
1995                     10.43         11.48           --                    0.605           +16.25
1/1/96--9/30/96          11.48         11.12           --                    0.430           + 0.78
                                                     ------                 ------
                                               Total $0.351           Total $5.508

                                                      Cumulative total return as of 9/30/96: +72.55%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
11/1/85--12/31/85       $10.00        $10.34           --                   $0.098           + 4.60%
1986                     10.34         11.24         $0.073                  0.732           +16.95
1987                     11.24         10.44           --                    0.722           - 0.79
1988                     10.44         10.76           --                    0.685           + 9.92
1989                     10.76         11.00           --                    0.687           + 8.89
1990                     11.00         10.77           --                    0.680           + 4.29
1991                     10.77         11.43           --                    0.672           +12.76
1992                     11.43         11.74          0.110                  0.668           + 9.82
1993                     11.74         12.09          0.241                  0.714           +11.34
1994                     12.09         10.43           --                    0.573           - 9.14
1995                     10.43         11.48           --                    0.549           +15.67
1/1/96--9/30/96          11.48         11.12           --                    0.389           + 0.40
                                                     ------                 ------
                                               Total $0.424           Total $7.169

                                                     Cumulative total return as of 9/30/96: +120.40%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
10/21/94--12/31/94      $10.76        $10.43           --                   $0.107           - 2.05%
1995                     10.43         11.48           --                    0.538           +15.55
1/1/96--9/30/96          11.48         11.12           --                    0.380           + 0.33
                                                                            ------
                                                                      Total $1.025

                                                      Cumulative total return as of 9/30/96: +13.55%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed            Dividends Paid*    % Change**
10/21/94--12/31/94      $10.76        $10.42           --                   $0.118           - 2.05%
1995                     10.42         11.47           --                    0.594           +16.15
1/1/96--9/30/96          11.47         11.11           --                    0.421           + 0.70
                                                                            ------
                                                                      Total $1.133

                                                      Cumulative total return as of 9/30/96: +14.57%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                        Issue                                                      (Note 1a)

New York--92.2%
AAA      Aaa        $ 3,205   Babylon, New York, IDA, Resource Recovery Revenue Bonds (Ogden Martin
                              Systems of Babylon, Inc.), Series C, 8.50% due 7/01/1998 (d)                      $  3,531

NR*      Baa1        14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds (Babylon Community
                              Waste Management), Series A, 7.875% due 7/01/1999 (d)                               16,362

AAA      Aaa          4,000   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due
                              7/01/2013 (b)                                                                        4,235

AA+      Aa1          6,200   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016              6,360

AAA      Aaa          3,000   Metropolitan Transportation Authority, New York, Commuter Facilities
                              Revenue Bonds, Series A, 6.10% due 7/01/2026 (b)                                     3,089

BBB      Baa1        10,000   Metropolitan Transportation Authority, New York, Service Contract Revenue
                              Bonds(Commuter Facilities), Series O, 5.75% due 7/01/2013                            9,862

AAA      Aaa          2,950   Monroe County, New York, Airport Authority Revenue Bonds (Greater Rochester
                              International Airport), AMT, 7.25% due 1/01/2009 (c)                                 3,195

BBB+     Baa          9,595   Monroe County, New York, COP, 8.05% due 1/01/2011                                   10,402

A1+      NR*            700   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring
                              Harbor Laboratory Project), VRDN, 3.95% due 7/01/2019 (e)                              700

                              New York City, New York, GO, UT:
BBB+     Baa1         9,325     Refunding, Series A, 7% due 8/01/2007                                             10,090
BBB+     Baa1         5,400     Refunding, Series A, 6.50% due 8/01/2011                                           5,563
BBB+     Baa1         2,000     Refunding, Series E, 6.50% due 2/15/2006                                           2,088
BBB+     Baa1         5,000     Series B, 7% due 6/01/2016                                                         5,255
BBB+     Baa1         5,450     Series C, 7.25% due 8/15/2024                                                      5,757
BBB+     Baa1         5,000     Series D, 6.50% due 2/15/2006                                                      5,221

                              New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*      NR*          2,000     (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)                      2,261
NR*      NR*          6,895     (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)                      7,869
AAA      Aaa          4,690     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                    5,101

A1+      NR*            400   New York City, New York, IDA, IDR (Japan Airlines Company Ltd. Project),
                              VRDN, AMT, 4% due 11/01/2015 (e)                                                       400

BB+      Baa2         2,030   New York City, New York, IDA, Special Facilities Revenue Bonds
                              (1990 AMR/American Airlines Inc. Project), AMT, 7.75% due 7/01/2019                  2,137

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                        Issue                                                      (Note 1a)

New York (continued)
                              New York City, New York, Municipal Water Finance Authority, Water and
                              Sewer System Revenue Bonds:
A1       VMIG1++    $19,600     Residual Interest Trust Receipt, Series RI-2, 7.716% due 6/15/2025 (h)          $ 19,747
AAA      Aaa          1,000     Series A-1994, 7% due 6/15/2015 (b)                                                1,097
A1+      VMIG1++      6,600     VRDN, Series G, 3.75% due 6/15/2024 (b)(e)                                         6,600

                              New York City, New York, Trust for Cultural Resources Revenue Bonds:
AAA      Aaa          3,750     (American Museum of Natural History), Series A, 6.90% due 4/01/2001 (c)(d)         4,160
A1+      VMIG1++      1,000     (Soloman R. Guggenheim), VRDN, Series B, 3.95% due 12/01/2015 (e)                  1,000

                              New York State Dormitory Authority Revenue Bonds:
BBB      Baa1         2,475     (Consolidated City University Systems), Second Generation, Series A, 5.75%
                                due 7/01/2018                                                                      2,418
BBB      Baa1         6,500     (Consolidated City University Systems), Series A, 5.625% due 7/01/2016             6,292
AAA      Aaa         16,000     (Consolidated City University Systems), Third Generation-Series 1, 5.375%
                                due 7/01/2025 (a)                                                                 15,246
BBB      Baa1        21,800     (Department of Health), 5.50% due 7/01/2025                                       20,090
AAA      Aaa          4,250     (Mental Health Services Facilities Improvement), Series B, 5.125%
                                due 8/15/2021 (c)                                                                  3,916
BBB+     Baa1        18,900     (Mental Health Services Facilities Improvement), Series B, 5.375%
                                due 2/15/2026                                                                     17,084
BBB+     Baa1         5,000     Refunding (State University Educational Facilities), Series A, 5.25%
                                due 5/15/2015                                                                      4,619
BBB+     Baa1        12,000     Refunding (State University Educational Facilities), Series B, 7%
                                due 5/15/2016                                                                     12,780
AA       Aa           6,650     Refunding (Vassar College), 5% due 7/01/2025                                       5,969

AAA      Aaa          7,820   New York State Energy Research and Development Authority, Facilities
                              Revenue Bonds (Consolidated Edison Company Inc.), AMT, Series A, 6.75%
                              due 1/15/2027 (c)                                                                    8,281

A1+      VMIG1++        100   New York State Energy Research and Development Authority, PCR (New York
                              Electric and Gas), VRDN, Series D, 3.80% due 10/01/2029 (e)                            100

                              New York State Environmental Facilities Corporation, PCR (State Water
                              Revolving Fund), Series E:
A        Aa           5,000     6.50% due 6/15/2014                                                                5,330
A-       Aa           4,250     (New York City Municipal Water Financing Project), 6.875% due 6/15/2014            4,723

BBB      NR*          2,750   New York State Environmental Facilities Corporation, Special Obligation
                              Bonds (Riverbank State Park), 7.25% due 4/01/2012                                    2,957

                              New York State Local Government Assistance Corporation:
A        A           10,000     Refunding, Series C, 5% due 4/01/2021                                              8,913
A        A           10,000     Refunding, Series E, 5% due 4/01/2021                                              9,057
A        A           12,880     Series D, 5% due 4/01/2023                                                        11,430
A1+      VMIG1++      2,400     VRDN, Series B, 3.75% due 4/01/2025 (e)                                            2,400

                              New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa          6,820     (Health Insurance Plan of Greater New York), Series B, 8.50%
                                due 12/01/1997 (a)(d)                                                              7,178
AAA      Aaa              5     (Mental Health Services Facilities), Series C, 7.30% due 8/15/2001 (d)                 6
BBB+     Baa1         1,070     (Mental Health Services Facilities), Series C, 7.30% due 2/15/2021                 1,172
BBB+     Baa1         1,210     (Mental Health Services Facilities Improvement), Series B, 7.625%
                                due 8/15/2017                                                                      1,354
BBB+     Baa1         5,115     (Mental Health Services Facilities Improvement), Series D, 7.40%
                                due 2/15/2018                                                                      5,658
AAA      Aaa          6,140     (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)              6,649
BBB      Baa         12,200     (Security Hospital), Series A, 7.40% due 8/15/2021                                13,113

NR*      Aa           9,980   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT,
                              Series 46, 6.65% due 10/01/2025                                                     10,330

NR*      Aa           4,900   New York State Mortgage Agency Revenue Bonds, Series 41-A, 6.45%
                              due 10/01/2014                                                                       5,070

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                        Issue                                                      (Note 1a)

New York (concluded)
AA-      Aa         $21,205   New York State Power Authority, Revenue and General Purpose Bonds,
                              Series Y, 6.75% due 1/01/2018                                                     $ 22,978

AAA      Aaa         10,850   New York State Thruway Authority, Highway and Bridge Trust Fund, UT,
                              Series B, 6.25% due 4/01/2012 (b)                                                   11,462

                              New York State Urban Development Corporation Revenue Bonds:
BBB      Baa1         1,500     (Alfred Technology Resources Inc. Project), 7.875% due 1/01/2000 (d)               1,674
BBB      Baa1        20,500     (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                 18,482
BBB      Baa1         1,685     Refunding (Clarkson Center Advance Materials), 5.50% due 1/01/2020                 1,586
BBB      Baa1        14,500     Refunding (Correctional Capital Facilities), Series A, 5.25% due 1/01/2021        12,915
AAA      Aaa          8,470     Refunding (Correctional Facilities), Series A, 5.50% due 1/01/2014 (a)             8,479
BBB      Baa1         9,475     Refunding (State Facilities), 5.70% due 4/01/2020                                  9,166
BBB      Baa1         2,250     Refunding (University Facility Grant), 5.50% due 1/01/2019                         2,123
BBB      Aaa          4,000     (State Facilities), 7.50% due 4/01/2001 (d)                                        4,534

                              Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1           8,000     69th Series, 7.125% due 6/01/2025                                                  8,674
AA-      A1           7,995     76th Series, AMT, 6.50% due 11/01/2026                                             8,355
AAA      Aaa          1,540     104th Series, 3rd Installment, 4.75% due 1/15/2026 (a)                             1,319

AAA      Aaa          8,665   Suffolk County, New York, Water Authority, Waterworks Revenue Bonds,
                              5% due 6/01/2017 (c)                                                                 7,923

                              Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
AAA      Aaa          9,000     Refunding, Series Y, 6.125% due 1/01/2021 (f)                                      9,659
A+       Aa           5,000     Series X, 6.50% due 1/01/2019                                                      5,326

A-       A1          13,050   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                              Refunding Bonds, Series B, 6.875% due 1/01/2015                                     14,182

Total Investments (Cost--$461,998)--92.2%                                                                        483,054

Other Assets Less Liabilities--7.8%                                                                               40,583
                                                                                                                --------
Net Assets--100.0%                                                                                              $523,637
                                                                                                                ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1996.
(f)CAPMAC Insured.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1996.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1996
Assets:             Investments, at value (identified cost--$461,997,858) (Note 1a)                         $483,054,253
                    Cash                                                                                          17,160
                    Receivables:
                      Securities sold                                                      $ 35,045,385
                      Interest                                                                8,903,650
                      Beneficial interest sold                                                  212,254       44,161,289
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          99,571
                                                                                                            ------------
                    Total assets                                                                             527,332,273
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,348,331
                      Beneficial interest redeemed                                            1,278,547
                      Dividends to shareholders (Note 1f)                                       509,452
                      Investment adviser (Note 2)                                               220,099
                      Distributor (Note 2)                                                      164,623        3,521,052
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       174,057
                                                                                                            ------------
                    Total liabilities                                                                          3,695,109
                                                                                                            ------------

Net Assets:         Net assets                                                                              $523,637,164
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    195,730
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                3,627,697
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    snumber of hares authorized                                                                   37,544
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  848,480
                    Paid-in capital in excess of par                                                         520,102,719
                    Accumulated realized capital losses on investments--net (Note 5)                         (12,552,733)
                    Accumulated distributions in excess of realized captial gains on
                    investments--net (Note 1f)                                                                (9,678,668)
                    Unrealized appreciation on investments--net                                               21,056,395
                                                                                                            ------------
                    Net assets                                                                              $523,637,164
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $21,761,887 and 1,957,297 shares
                    of beneficial interest outstanding                                                      $      11.12
                                                                                                            ============
                    Class B--Based on net assets of $403,402,644 and 36,276,973 shares
                    of beneficial interest outstanding                                                      $      11.12
                                                                                                            ============
                    Class C--Based on net assets of $4,175,610 and 375,436 shares
                    of beneficial interest outstanding                                                      $      11.12
                                                                                                            ============
                    Class D--Based on net assets of $94,297,023 and 8,484,802 shares
                    of beneficial interest outstanding                                                      $      11.11
                                                                                                            ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                      September 30, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 34,180,072
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                          3,125,896
                    Account maintenance and distribution fees--Class B (Note 2)                                2,424,324
                    Transfer agent fees--Class B (Note 2)                                                        245,628
                    Accounting services (Note 2)                                                                 110,355
                    Printing and shareholder reports                                                              75,156
                    Registration fees (Note 1e)                                                                   66,667
                    Professional fees                                                                             64,812
                    Account maintenance fees--Class D (Note 2)                                                    59,864
                    Custodian fees                                                                                32,665
                    Trustees' fees and expenses                                                                   27,853
                    Account maintenance and distribution fees--Class C (Note 2)                                   25,832
                    Transfer agent fees--Class D (Note 2)                                                         24,699
                    Pricing fees                                                                                  10,193
                    Transfer agent fees--Class A (Note 2)                                                          9,470
                    Transfer agent fees--Class C (Note 2)                                                          2,284
                    Other                                                                                         11,177
                                                                                                            ------------
                    Total expenses                                                                             6,316,875
                                                                                                            ------------
                    Investment income--net                                                                    27,863,197
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          3,915,290
Unrealized          Change in unrealized appreciation on investments--net                                        338,186
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 32,116,673
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                                 $ 27,863,197     $ 31,982,147
                    Realized gain (loss) on investments--net                                  3,915,290      (12,552,800)
                    Change in unrealized appreciation on investments--net                       338,186       20,412,080
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     32,116,673       39,841,427
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,204,108)      (1,357,050)
(Note 1f):            Class B                                                               (23,330,565)     (30,476,605)
                      Class C                                                                  (202,740)         (77,075)
                      Class D                                                                (3,125,784)         (71,417)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (27,863,197)     (31,982,147)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (75,010,943)     (87,106,114)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (70,757,467)     (79,246,834)
                    Beginning of year                                                       594,394,631      673,641,465
                                                                                           ------------     ------------
                    End of year                                                            $523,637,164     $594,394,631
                                                                                           ============     ============

                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                               For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  11.04   $  10.88  $  12.46  $  11.77   $  11.22
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .59        .61       .64       .70        .72
                    Realized and unrealized gain (loss) on
                    investments--net                                       .08        .16     (1.25)      .80        .55
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .67        .77      (.61)     1.50       1.27
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.59)      (.61)     (.64)     (.70)      (.72)
                      Realized gain on investments--net                     --         --      (.11)     (.11)        --
                      In excess of realized gain
                      on investments--net                                   --         --      (.22)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.59)      (.61)     (.97)     (.81)      (.72)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.12   $  11.04  $  10.88  $  12.46   $  11.77
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.19%      7.37%    (5.17%)   13.24%     11.77%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses                                              .66%       .67%      .63%      .64%       .65%
Average                                                               ========   ========  ========  ========   ========
Net Assets          Investment income--net                               5.31%      5.67%     5.52%     5.80%      6.28%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 21,762   $ 23,304  $ 28,301  $ 31,976   $ 18,973
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 114.78%    181.21%   107.96%    38.31%     35.90%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of
                    sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                               For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  11.04   $  10.88  $  12.46  $  11.77   $  11.23
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .54        .56       .58       .64        .67
                    Realized and unrealized gain (loss) on
                    investments--net                                       .08        .16     (1.25)      .80        .54
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .62        .72      (.67)     1.44       1.21
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.54)      (.56)     (.58)     (.64)      (.67)
                      Realized gain on investments--net                     --         --      (.11)     (.11)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.22)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.54)      (.56)     (.91)     (.75)      (.67)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.12   $  11.04  $  10.88  $  12.46   $  11.77
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.66%      6.82%    (5.66%)   12.67%     11.12%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses                                             1.16%      1.18%     1.14%     1.14%      1.16%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income--net                               4.80%      5.16%     5.02%     5.32%      5.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $403,403   $564,963  $645,341  $733,981   $616,590
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 114.78%    181.21%   107.96%    38.31%     35.90%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of
                    sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                   Class C                Class D
                                                                                        For the                 For the
                                                                              For the    Period      For the    Period
The following per share data and ratios have been derived                      Year     Oct. 21,      Year      Oct. 21,
from information provided in the financial statements.                        Ended     1994++ to    Ended     1994++ to
                                                                             Sept. 30,  Sept. 30,   Sept. 30,   Sept. 30,
Increase (Decrease) in Net Asset Value:                                        1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  11.04   $  10.76    $  11.03   $  10.76
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .52        .51         .58        .56
                    Realized and unrealized gain on investments--net               .08        .28         .08        .27
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .60        .79         .66        .83
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.52)      (.51)       (.58)      (.56)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.12   $  11.04    $  11.11   $  11.03
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.55%      7.57%+++    6.09%      7.99%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses                                                     1.27%      1.27%*       .76%       .76%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Investment income--net                                       4.70%      4.91%*      5.21%      5.46%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,175   $  3,556    $ 94,297   $  2,572
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         114.78%    181.21%     114.78%    181.21%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects
                    of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.



NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows.

                                           Account
                                         Maintenance    Distribution
                                             Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follow:

                                        MLFD         MLPF&S

Class A                                $  772        $ 6,739
Class D                                $2,366        $22,012

For the year ended September 30, 1996, MLPF&S received contingent deferred sales charges of $676,121 and $2,876 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1996 were $606,482,594 and $704,659,914, respectively.

Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments           $   5,726,842  $  21,056,395
Short-term investments                 (8,883)            --
Financial futures
contracts                          (1,802,669)            --
                                -------------  -------------
Total                           $   3,915,290  $  21,056,395
                                =============  =============

As of September 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $20,749,312, of which $22,215,822 related to appreciated securities and $1,466,510 related to depreciated securities. The aggregate cost of investments at September 30, 1996 for Federal income tax purposes was $462,304,941.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $75,010,943 and $87,106,114 for the years ended
September 30, 1996 and September 30, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                           128,499  $   1,441,274
Shares issued to share-
holders in reinvestment
of dividends                           67,175        749,799
                                -------------  -------------
Total issued                          195,674      2,191,073
Shares redeemed                      (349,477)    (3,907,947)
                                -------------  -------------
Net decrease                         (153,803) $  (1,716,874)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                           310,937  $   3,344,063
Shares issued to share-
holders in reinvestment
of dividends                           76,814        829,561
                                -------------  -------------
Total issued                          387,751      4,173,624
Shares redeemed                      (878,791)    (9,342,889)
                                -------------  -------------
Net decrease                         (491,040) $  (5,169,265)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         3,354,839  $  37,442,180
Shares issued to share-
holders in reinvestment
of dividends                          996,711     11,135,115
                                -------------  -------------
Total issued                        4,351,550     48,577,295
Automatic conversion
of shares                          (9,079,555)  (101,502,036)
Shares redeemed                   (10,168,261)  (113,251,056)
                                -------------  -------------
Net decrease                      (14,896,266) $(166,175,797)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         3,667,182  $  39,752,322
Shares issued to share-
holders in reinvestment
of dividends                        1,322,739     14,277,855
                                -------------  -------------
Total issued                        4,989,921     54,030,177
Automatic conversion
of shares                             (18,699)      (201,021)
Shares redeemed                   (13,124,398)  (141,756,812)
                                -------------  -------------
Net decrease                       (8,153,176) $ (87,927,656)
                                =============  =============

Class C Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                           273,667  $   3,058,759
Shares issued to share-
holders in reinvestment
of dividends                           12,253        136,646
                                -------------  -------------
Total issued                          285,920      3,195,405
Shares redeemed                      (232,545)    (2,583,517)
                                -------------  -------------
Net increase                           53,375  $     611,888
                                =============  =============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                           350,647  $   3,811,029
Shares issued to share-
holders in reinvestment
of dividends                            4,349         47,691
                                -------------  -------------
Total issued                          354,996      3,858,720
Shares redeemed                       (32,935)      (360,612)
                                -------------  -------------
Net increase                          322,061  $   3,498,108
                                =============  =============
[FN]
++Commencement of Operations.


Class D Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                           225,462  $   2,508,549
Automatic conversion
of shares                           9,085,219    101,502,036
Shares issued to share-
holders in reinvestment
of dividends                          105,564      1,172,385
                                -------------  -------------
Total issued                        9,416,245    105,182,970
Shares redeemed                    (1,164,545)   (12,913,130)
                                -------------  -------------
Net increase                        8,251,700  $  92,269,840
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Period
October 21, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                           257,719  $   2,747,387
Automatic conversion
of shares                              18,714        201,021
Shares issued to share-
holders in reinvestment
of dividends                            2,989         32,646
                                -------------  -------------
Total issued                          279,422      2,981,054
Shares redeemed                       (46,320)      (488,355)
                                -------------  -------------
Net increase                          233,102  $   2,492,699
                                =============  =============
[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At September 30, 1996, the Fund had a net capital loss carryforward of approximately $15,959,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Municipal Multi-State Series Trust as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 6, 1996
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank &Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863